SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2001

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)


          DELAWARE                      0-26483                 94-3236309
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer of
incorporation or organization)                            Identification Number)


             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)


        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events.

On October 29, 2001, VaxGen, Inc. (the "Company") announced that the Company's AIDS vaccine cleared its sixth safety review with the Data and Safety Monitoring Board (the "DSMB") and that the DSMB recommended that the North
American/European study continue to its planned conclusion at the end of 2002.

The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.


     EXHIBIT               DESCRIPTION

     99.1                  Press Release issued October 29, 2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VaxGen, Inc.
                                        (Registrant)


Dated: October 29, 2001                 By:  /s/ Carter A. Lee
                                             ---------------------------------
                                             Carter A. Lee
                                             Senior Vice President
                                             Finance & Administration

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                                  EXHIBIT INDEX


     EXHIBIT No.    DESCRIPTION

       99.1         Press Release issued October 29, 2001.